Debt - Schedule of Third Party Loans (Details) - USD ($)		Mar. 31, 2021	Sep. 30, 2020
Total third-party loans	[1]		$ 690,327
Wei Wang [Member]
Total third-party loans	[1]		440,962
Shaanxi Keyi Technology Co. Ltd. [Member]
Total third-party loans	[1]		73,494
Biyun Xue [Member]
Total third-party loans	[1]		9,775
Xi' an Kaimei Medical Technology Co.,Ltd. [Member]
Total third-party loans	[1]		$ 166,096

[1]	During the Company's normal course of business, the Company also borrows funds from several third-party individuals or third-party companies as working capital. These borrowings are short-term, interest free and payable on demand. As of September 30, 2020, loans payable to third-parties amounted to $690,327 which have been fully repaid in December 2020.